IntraLinks Announces Second Quarter 2012 Results

NEW YORK, NY – August 8, 2012 – IntraLinks Holdings, Inc. (NYSE: IL), a leading, global technology provider of inter-enterprise content management and collaboration solutions, today announced results for its second quarter of 2012.

“Despite weakness in Europe and a challenging global M&A environment, we delivered revenue and profitability above our guidance range, led by strength in our M&A business,” said Ron Hovsepian, IntraLinks’ president and CEO. “We are seeing increasing validation of the need for secure content sharing beyond the firewall, underscoring the opportunity we see in adjacent enterprise markets.”

Second Quarter 2012

Total revenue was $53.8 million, compared to $53.3 million for the corresponding quarter last year.

▪	Enterprise revenue was $23.4 million, compared to $22.6 million for the corresponding quarter last year.
▪	M&A revenue was $21.5 million, compared to $21.0 million for the corresponding quarter last year.
▪	DCM revenue was $8.9 million, compared to $9.7 million for the corresponding quarter last year.

GAAP gross margin was 69.8%, compared to 73.5% for the corresponding quarter last year. Non-GAAP gross margin was 75.7%, compared to 79.8% for the corresponding quarter last year.

GAAP operating loss was ($13.0) million, compared to a GAAP operating income of $2.1 million for the corresponding quarter last year. Non-GAAP adjusted operating income was $4.0 million, compared to $11.1 million for the corresponding quarter last year.

GAAP net loss was ($9.0) million, compared to breakeven GAAP net income for the corresponding quarter last year. GAAP net loss per share for the second quarter was ($0.17) on the basis of 54.3 million shares outstanding. In the prior year comparable period, diluted GAAP net income per share was $0.00 on the basis of 55.0 million shares outstanding.

The GAAP operating results for the period ended June 30, 2012 include an $8.4 million impairment loss on in-process capitalized software related to internal systems.

Non-GAAP adjusted net income was $0.9 million, compared to $5.7 million for the corresponding quarter last year. Non-GAAP adjusted net income per share was $0.02 on the basis of 54.7 million shares outstanding. In the corresponding quarter for the prior year, non-GAAP net income per share was $0.10 on the basis of 55.0 million shares outstanding.

Non-GAAP adjusted EBITDA was $8.5 million, compared to $16.4 million for the corresponding quarter last year.

Cash flow from operations was $17.2 million, compared to $15.9 million in the corresponding quarter last year.

Business Outlook:

Based on information available as of August 8, 2012, IntraLinks is providing guidance for the third quarter and full year 2012 as follows:

Third Quarter 2012

Revenue: $49 million to $52 million

GAAP operating loss: ($4.0) million to ($6.0) million

Non-GAAP operating income: $2.0 million to $4.0 million

Non-GAAP adjusted EBITDA: $6.5 million to $9.0 million

GAAP net loss per share: ($0.06) to ($0.08)

Non-GAAP net income per share: $0.01 to $0.03

Full Year 2012

Revenue: $202 million to $208 million

GAAP operating loss: ($26.0) million to ($31.0) million

Non-GAAP operating income: $10.5 million to $15.0 million

Non-GAAP adjusted EBITDA: $28.0 million to $34.0 million

GAAP net loss per share: ($0.40) to ($0.42)

Non-GAAP net income per share: $0.05 to $0.10

Quarterly Conference Call

In conjunction with this announcement, IntraLinks will host a conference call on Wednesday, August 8, 2012, at 5:00 p.m. Eastern Standard Time (EST) to discuss the company’s financial results and its business outlook. To access this call, dial 866-524-3160 (domestic) or 412-317-6760 (international). A passcode is not required. The call will also be webcast live on the investor relations section on the IntraLinks website at www.intralinks.com/ir.

Following the conference call, a replay will be available until August 15, 2012, at 877-870-5176 (domestic) or 858-384-5517 (international). The passcode for the replay is 10016183. An archived webcast of the call will also be available on the investor relations section on the IntraLinks website at www.intralinks.com/ir.

About IntraLinks

IntraLinks Holdings, Inc. (IL) is a leading, global technology provider of inter-enterprise content management and collaboration solutions. Through innovative Software-as-a-Service solutions, IntraLinks solutions are designed to enable the exchange, control, and management of information between organizations securely and compliantly when working through the firewall. More than 2 million professionals at 800 of the Fortune 1000 companies depend on IntraLinks' experience. With a track record of enabling high-stakes transactions and business collaborations valued at more than $19 trillion, IntraLinks is a trusted provider of easy-to-use, enterprise strength, cloud-based collaboration solutions. For more information, visit www.intralinks.com.

Non-GAAP Financial Measures

The press release includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP” or “U.S. GAAP”), including non-GAAP gross profit and gross margin, non-GAAP adjusted operating income and margin, non-GAAP adjusted net income, non-GAAP adjusted net income per share, non-GAAP adjusted EBITDA and free cash flow. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies.

Management defines its non-GAAP financial measures as follows:

▪	Non-GAAP gross margin represents the corresponding GAAP measure adjusted to exclude (1) stock-based compensation expense and (2) amortization of intangible assets.
▪	Non-GAAP adjusted operating income represents the corresponding GAAP measure adjusted to exclude (1) stock-based compensation expense, (2) amortization of intangible assets, (3) impairment charges or asset write-offs, and (4) costs related to public stock offerings.
▪	Non-GAAP adjusted net income represents the corresponding GAAP measure adjusted to exclude (1) stock-based compensation expense, (2) amortization of intangible assets, (3) impairment charges or asset write-offs, (4) costs related to debt repayments and (5) costs related to public stock offerings. Non-GAAP adjusted net income is calculated using an estimated long-term effective tax rate.
▪	Non-GAAP net income per share represents non-GAAP adjusted net income defined above, divided by dilutive shares outstanding.
▪	Non-GAAP adjusted EBITDA represents net (loss) income adjusted to exclude (1) interest expense, (2) income tax provision (benefit), (3) depreciation and amortization, (4) amortization of intangible assets, (5) stock-based compensation expense, (6) amortization of debt issuance costs, (7) other expense (income), net, (8) impairment charges or asset write-offs, and (9) costs related to public stock offerings.
▪	Free cash flow represents cash flows from operations less capital expenditures.

Management believes that these non-GAAP financial measures, when viewed with our results under U.S. GAAP and the accompanying reconciliations, provide useful information about our period-over-period growth and provide additional information that is useful for evaluating our operating performance and manage the cash needs of our business. Additionally, management believes that these non-GAAP financial measures provide a more meaningful comparison of our operating results against those of other companies in our industry, as well as on a period to-period basis, because these measures exclude items that are not representative of our operating performance, such as amortization of intangible assets, interest expense and fair value adjustments to the interest rate swap. Management believes that including these costs in our results of operations results in a lack of comparability between our operating results and those of our peers in the industry, the majority of which are not highly leveraged and do not have comparable amortization costs related to intangible assets. However, non-GAAP gross margin, non-GAAP adjusted operating income, non-GAAP adjusted net income, non-GAAP adjusted net income per share, non-GAAP adjusted EBITDA and free cash flow are not measures of financial performance under U.S. GAAP and, accordingly, should not be considered as alternatives to gross margin, operating income, net income (loss), and cash flows provided by operations as indicators of operating performance.

A reconciliation of GAAP to Non-GAAP financial measures has been provided in the financial statement tables included in the press release.

Forward Looking Statements

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This press release contains express or implied forward-looking statements that are not based on historical information relating to, among other things, expectations and assumptions concerning management's forecast of financial performance, future business growth, and management's plans, objectives, and strategies. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things:  the uncertainty of our future profitability; our ability to sustain positive cash flow; periodic fluctuations in our operating results; risks related to our substantial debt balances; our ability to maintain the security and integrity of our systems; our ability to increase our penetration in our principal existing markets and expand into additional markets; our dependence on the volume of financial and strategic business transactions; our dependence on customer referrals; our ability to maintain and expand our direct sales capabilities; our ability to develop and maintain strategic relationships to sell and deliver our solutions; customer renewal rates; our ability to maintain the compatibility of our services with third-party applications; competition and our ability to maintain our average sales prices; our ability to adapt to changing technologies; interruptions or delays in our service; international risks; our ability to protect our intellectual property; costs of being a public company; and risks related to changes in laws, regulations or governmental policy including tax regulations. Further information on these and other factors that could affect our financial results is contained in our public filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our Annual Report on Form 10-K for the year-ended December 31, 2011 and subsequent reports. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

IntraLinks undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise.

IntraLinks and the IntraLinks logo are registered trademarks of IntraLinks Holdings, Inc. All rights reserved.

Investor Contact:

David Roy

IntraLinks Holdings, Inc.

212-342-7690

droy@intralinks.com

Media Contact:

Dana Prestigiacomo

IntraLinks Holdings, Inc.

212-543-7834

dprestigiacomo@intralinks.com

IntraLinks Holdings, Inc.

Consolidated Balance Sheets

(In Thousands, Except Share and per Share Data)

(unaudited)

	June 30,	December 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$35,423	$46,694
Accounts receivable, net of allowances of $2,678 and $2,149, respectively	39,180	38,895
Investments	34,163	36,120
Deferred taxes	6,084	12,711
Prepaid expenses	6,556	4,238
Other current assets	3,939	4,567
Total current assets	125,345	143,225
Fixed assets, net	11,265	7,635
Capitalized software, net	26,030	30,287
Goodwill	215,478	215,478
Other intangibles, net	118,139	132,233
Other assets	1,314	1,483
Total assets	$497,571	$530,341

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$12,961	$4,934
Accrued expenses and other current liabilities	18,291	19,846
Deferred revenue	42,705	40,309
Total current liabilities	73,957	65,089
Long term debt	75,725	91,164
Deferred taxes	22,742	39,384
Other long term liabilities	4,700	2,874
Total liabilities	177,124	198,511
Stockholders' equity:
Undesignated Preferred Stock, $0.001 par value; 10,000,000 shares authorized; 0 shares
issued and outstanding as of June 30, 2012 and December 31, 2011	-	-
Common Stock, $0.001 par value; 300,000,000 shares authorized; 54,890,507 and 54,248,178
shares issued and outstanding as of June 30, 2012 and December 31, 2011, respectively	55	54
Additional paid-in capital	415,235	411,781
Accumulated deficit	(94,669)	(80,056)
Accumulated other comprehensive (loss) income	(174)	51
Total stockholders' equity	320,447	331,830
Total liabilities and stockholders' equity	$497,571	$530,341

IntraLinks Holdings, Inc.

Consolidated Statements of Operations

(In Thousands, Except Share and per Share Data)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011

Revenue	$53,765	$53,336	$104,550	$105,743
Cost of revenue	16,222	14,137	31,726	27,753
Gross profit	37,543	39,199	72,824	77,990
Operating expenses:
Product development	5,274	5,036	9,714	11,105
Sales and marketing	22,742	22,484	47,134	43,727
General and administrative	14,194	9,617	26,359	19,443
Impairment of capitalized software	8,377	-	8,377	-
Total operating expenses	50,587	37,137	91,584	74,275
(Loss) income from operations	(13,044)	2,062	(18,760)	3,715
Interest expense	1,938	2,603	4,074	5,597
Amortization of debt issuance costs	223	574	414	941
Other expense (income), net	447	(1,135)	(791)	(3,065)
Net (loss) income before income tax	(15,652)	20	(22,457)	242
Income tax (benefit) provision	(6,623)	13	(7,844)	(248)
Net (loss) income	$(9,029)	$7	$(14,613)	$490

Net (loss) income per common share
Basic	$(0.17)	$0.00	$(0.27)	$0.01
Diluted	$(0.17)	$0.00	$(0.27)	$0.01

Weighted average number of shares used in
calculating net (loss) income per share
Basic	54,290,995	53,539,224	54,241,433	52,748,590
Diluted	54,290,995	54,994,870	54,241,433	54,302,178

IntraLinks Holdings, Inc.

Consolidated Statements of Cash Flows

(In Thousands)

(unaudited)

	Six Months Ended
	June 30,
	2012	2011
Net (loss) income	$(14,613)	$490
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	8,770	10,204
Stock-based compensation expense	3,036	3,871
Amortization of intangible assets	14,094	14,315
Amortization of deferred costs	937	941
Provision for bad debts and customer credits	1,013	332
Loss on disposal of fixed assets	15	225
Impairment of capitalized software	8,377	-
Change in deferred taxes	(10,015)	(247)
Gain on interest rate swap	(1,455)	(1,952)
Currency remeasurement loss (gain)	28	(382)
Changes in operating assets and liabilities:
Accounts receivable	(1,253)	(5,481)
Prepaid expenses and other current assets	(2,401)	(2,164)
Other assets	42	870
Accounts payable	8,034	551
Accrued expenses and other liabilities	1,604	(3,338)
Deferred revenue	2,512	3,237
Net cash provided by operating activities	18,725	21,472
Cash flows from investing activities:
Capital expenditures	(4,561)	(3,363)
Leasehold improvements	(1,358)	-
Capitalized software development costs	(10,352)	(8,643)
Purchase of short-term investments	(24,110)	-
Sale and maturity of short-term investments	25,700	-
Net cash used in investing activities	(14,681)	(12,006)
Cash flows from financing activities:
Proceeds from exercise of stock options	29	1,077
Proceeds from issuance of common stock	447	799
Offering costs paid in connection with initial public offering and follow-on offerings	-	(490)
Proceeds from follow-on offering, net of underwriting discounts and commissions	-	35,002
Repayments of outstanding financing arrangements	(224)	-
Repayments of outstanding principal on long-term debt	(15,451)	(35,163)
Net cash (used in) provided by financing activities	(15,199)	1,225
Effect of foreign exchange rate changes on cash and cash equivalents	(116)	186
Net (decrease) increase in cash and cash equivalents	(11,271)	10,877
Cash and cash equivalents at beginning of period	46,694	50,467
Cash and cash equivalents at end of period	$35,423	$61,344

IntraLinks Holdings, Inc.

Reconciliation of Non-GAAP to GAAP Financial Measures

(In Thousands, Except Share and per Share Data)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011

Gross profit	$37,543	$39,199	$72,824	$77,990
Gross margin	69.8%	73.5%	69.7%	73.8%
Cost of revenue - stock based compensation expense	92	37	200	108
Cost of revenue - amortization of intangible assets	3,089	3,310	6,398	6,619
Non-GAAP gross profit	$40,724	$42,546	$79,422	$84,717
Non-GAAP gross margin	75.7%	79.8%	76.0%	80.1%

(Loss) income from operations	$(13,044)	$2,062	$(18,760)	$3,715
Stock-based compensation expense	1,691	1,899	3,036	3,871
Amortization of intangible assets	6,937	7,159	14,094	14,315
Impairment of capitalized software	8,377	―	8,377	―
Costs related to public stock offerings	-	3	-	57
Non-GAAP adjusted operating income	$3,961	$11,123	$6,747	$21,958

Net (loss) income before income tax	$(15,652)	$20	$(22,457)	$242
Stock-based compensation expense	1,691	1,899	3,036	3,871
Amortization of intangible assets	6,937	7,159	14,094	14,315
Impairment of capitalized software	8,377	―	8,377	―
Costs related to debt repayments	47	―	47	―
Costs related to public stock offerings	―	3	―	57
Non-GAAP adjusted net income before tax	1,400	9,081	3,097	18,485
Non-GAAP income tax provision	532	3,360	1,177	6,671
Non-GAAP adjusted net income	$868	$5,721	$1,920	$11,814

Net (loss) income	$(9,029)	$7	$(14,613)	$490
Interest expense	1,938	2,603	4,074	5,597
Income tax (benefit) provision	(6,623)	13	(7,844)	(248)
Depreciation and amortization	4,491	5,256	8,770	10,205
Amortization of intangible assets	6,937	7,159	14,094	14,315
Stock-based compensation expense	1,691	1,899	3,036	3,871
Amortization of debt issuance costs	223	574	414	941
Other expense (income), net	447	(1,135)	(791)	(3,065)
Impairment of capitalized software	8,377	―	8,377	―
Costs related to public stock offerings	―	3	―	57
Non-GAAP adjusted EBITDA	$8,452	$16,379	$15,517	$32,163
Non-GAAP adjusted EBITDA margin	15.7%	30.7%	14.8%	30.4%

Cash flow provided by operations	$17,197	$15,931	$18,725	$21,472
Capital expenditures	(10,100)	(6,322)	(16,271)	(12,006)
Free cash flow	$7,097	$9,609	$2,454	$9,466

IntraLinks Holdings, Inc.

Reconciliation of Non-GAAP to GAAP Financial Measures - Guidance

(In Thousands)

(unaudited)

	Three Months Ending	Year Ending
	September 30,	December 31,
	2012	2012

Gross profit	$35,390	$143,171
Gross margin	70.1%	69.8%

Cost of revenue - stock-based compensation expense	124	460
Cost of revenue - amortization of intangible assets	1,986	10,369
Non-GAAP gross profit	$37,500	$154,000
Non-GAAP gross margin	74.3%	75.1%

Loss from operations	(4,717)	(28,365)
Stock-based compensation expense	1,883	6,976
Amortization of intangible assets	5,834	25,762
Impairment of capitalized software	-	8,377
Non-GAAP adjusted operating income	$3,000	$12,750

Net loss before income tax	$(6,034)	$(34,493)
Stock-based compensation expense	1,883	6,976
Amortization of intangible assets	5,834	25,762
Impairment of capitalized software	-	8,377
Costs related to debt repayments	-	47
Non-GAAP adjusted net income before tax	1,683	6,669
Non-GAAP income tax provision	640	2,534
Non-GAAP adjusted net income	$1,044	$4,135

Net loss	$(3,942)	$(22,476)
Interest expense	1,184	6,438
Income tax benefit	(2,092)	(12,017)
Depreciation and amortization	4,809	18,388
Amortization of intangible assets	5,834	25,762
Stock-based compensation expense	1,883	6,976
Amortization of debt issuance costs	177	740
Other income, net	(45)	(880)
Impairment of capitalized software	-	8,377
Non-GAAP adjusted EBITDA	$7,809	$31,309
Non-GAAP adjusted EBITDA margin	15.5%	15.3%

Note: All forward-looking figures presented in this table are stated at the mid-point of the estimated range.